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PROSPECTUS SUPPLEMENT

NORTHERN FUNDS -- FIXED INCOME FUNDS
SUPPLEMENT DATED NOVEMBER 28, 2003 TO PROSPECTUS DATED JULY 31, 2003


THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 42 OF THE PROSPECTUS:

The management team leaders for the FIXED INCOME FUND are Colin A. Robertson and Eric Misenheimer, each a Senior Vice President of Northern Trust. Mr. Robertson has had such responsibility since November 2003, and Mr. Misenheimer since September 2002. Mr. Robertson joined Northern Trust in 1999 and manages various fixed income portfolios. From 1996 to 1999, he was with Mellon Financial Corporation where he was responsible for the management of securities lending cash collateral positions. Mr. Misenheimer joined Northern Trust in 1999. From 1998 to 1999, Mr. Misenheimer was with Stein Roe & Farnham where he had been a senior research analyst and assisted with portfolio management of various high yield bond portfolios. From 1993 to 1998, he was a research analyst with Falcon Asset Management.


THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 43 OF THE PROSPECTUS:

The management team leader for the U.S. GOVERNMENT FUND and the SHORT-INTERMEDIATE U.S. GOVERNMENT FUND is Deborah Boyer, Vice President of Northern Trust. Ms. Boyer has had such responsibility since November 2000. Ms. Boyer joined Northern Trust in 2000. From 1996 to 2000, she was a portfolio manager at T. Rowe Price where she managed various fixed income portfolios. From 1989 to 1996, Ms. Boyer was with First Chicago NBD Corporation where she served as a government bond trader and managed a government bond portfolio.


                                                           529059 FIX SPT 11/03

NORTHERN FUNDS(R)

[NORTHERN TRUST LOGO]
MANAGED BY NORTHERN TRUST


50 South LaSalle Street
P.O. Box 75986
Chicago, Illinois 60675-5986
800/595-9111
northernfunds.com